EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 10, 2015 TO THE PROSPECTUS DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Invesco Comstock Portfolio (“Portfolio”).

Effective immediately, the table in the section of the Prospectus entitled “EQ/Invesco Comstock Portfolio – Class IA, IB and K Shares—Who Manages the Portfolio—Sub-Adviser: Invesco Advisers, Inc. (“Invesco”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005

Devin E. Armstrong	Portfolio Manager of Invesco	July 2007

James N. Warwick	Portfolio Manager of Invesco	July 2007

Charles DyReyes	Portfolio Manager of Invesco	November 2015

Effective immediately, the section of the Prospectus entitled “Management of the Trust—The Sub-Advisers—Invesco Advisers, Inc.” is deleted in its entirety and replaced with the following information:

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Sub-Adviser to Adviser of the EQ/Invesco Comstock Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that through its subsidiaries engages in the business of investment management on an international basis. As of December 31, 2014, Invesco and its affiliates had over $792.4 billion in assets under management.

Kevin C. Holt, Devin E. Armstrong, James N. Warwick and Charles DyReyes have joint and primary responsibility for the day to-day management of the Portfolio.

Kevin C. Holt, has been a Lead Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with Van Kampen Asset Management (“VKAM”) since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at VKAM since July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at VKAM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Charles DyReyes, Portfolio Manager, has been associated with Invesco and/or its affiliates since November 2015. From 2010 to 2015, he served as a senior equity analyst with Brandywine Global Investment Management. He has been a portfolio manager of the Portfolio since November 2015.